--------------------------------------------------------------------------------
THE STRONG
MUNICIPAL INCOME FUNDS

ANNUAL REPORT o AUGUST 31, 1997


                            [PHOTO OF OLDER COUPLE]



                   THE STRONG SHORT-TERM MUNICIPAL BOND FUND
                   -----------------------------------------
                         THE STRONG MUNICIPAL BOND FUND
                   -----------------------------------------
                   THE STRONG HIGH-YIELD MUNICIPAL BOND FUND



                                 [STRONG LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

--------------------------------------------------------------------------------
                                         [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

--------------------------------------------------------------------------------
                                                              [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

--------------------------------------------------------------------------------
                                 [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

--------------------------------------------------------------------------------
                                            [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

--------------------------------------------------------------------------------
                                               [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

--------------------------------------------------------------------------------
              [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

--------------------------------------------------------------------------------
                                                        [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

--------------------------------------------------------------------------------
                                                   [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

--------------------------------------------------------------------------------
THE STRONG
MUNICIPAL INCOME FUNDS

ANNUAL REPORT o AUGUST 31, 1997


                                TABLE OF CONTENTS


INVESTMENT REVIEWS
     The Strong Short-Term Municipal Bond Fund ............................2

     The Strong Municipal Bond Fund .......................................4

     The Strong High-Yield Municipal Bond Fund ............................6


FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Short-Term Municipal Bond Fund ........................8

         The Strong Municipal Bond Fund ..................................10

         The Strong High-Yield Municipal Bond Fund .......................12

     Statements of Assets and Liabilities ................................16

     Statements of Operations ............................................17

     Statements of Changes in Net Assets .................................18

     Notes to Financial Statements .......................................20


FINANCIAL HIGHLIGHTS .....................................................22

REPORT OF INDEPENDENT ACCOUNTANTS ........................................23

THE STRONG SHORT-TERM MUNICIPAL BOND FUND


WE SEEK TO DELIVER A STRONG, SUSTAINABLE YIELD CONSISTENT WITH OUR STANDARDS FOR QUALITY AND MATURITY.

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term investment-grade municipal obligations. It maintains an average portfolio maturity of three years or less.

As of August 29, 1997, the Fund's annualized 30-day yield was 4.54%. For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 7.09%.(1)

======================================
     PORTFOLIO STATISTICS
        As of 8-29-97
======================================

30-DAY ANNUALIZED YIELD(1)   4.54%

       AVERAGE MATURITY(2)   2.7 years

 AVERAGE QUALITY RATING(3)   A
======================================

A LOOK AT THE MARKETS AND OUR APPROACH

Interest rates fluctuated a fair amount at points in the past year. At the beginning of the fiscal year (autumn 1996), rates on one-year T-bills first moved down. After reaching a low point in November, they quickly moved back up, and continued on a general upward trend through most of April.

Through the remainder of the spring and well into the summer, rates moved steadily downward, then ended the fiscal year in a consolidation phase, sticking in a range just below 5.60%.

One way we have sought to enhance yield and return is by working with smaller, regional brokerages, as well as larger, leading Wall Street firms. The specialized brokerages don't have the instant name recognition enjoyed by some of their larger industry peers, so the issues they sponsor often offer slightly higher yields to attract attention.

We also include some securities whose income may be subject to the Alternative Minimum Tax. While we are conscious of the tax implications of these issues for some shareholders, we believe that to reject AMT paper completely would be to cut the Fund off from many of the market's more attractive issues.

Overall, our relationships with smaller brokerages and our willingness to consider AMT issues exposes the Fund to a larger field of investments than would otherwise be available.

POSITIONING  THE FUND FOR A POSITIVE  MARKET

This Fund is positioned within its category to outperform in a bull market, though it is likely also to underperform in a bearish environment. Through careful security selection, however, we strive to make that underperformance less pronounced than the Fund's success in more positive conditions.

================================================================================
                          EQUIVALENT TAXABLE YIELDS(1)
                                  As of 8-29-97
================================================================================
                                                      YOUR TAX-EXEMPT EFFECTIVE
                                         MARGINAL   YIELD OF 4.54% IS EQUIVALENT
  JOINT RETURN        SINGLE RETURN      TAX RATE      TO A TAXABLE YIELD OF:
--------------------------------------------------------------------------------
  $41,201-99,600      $24,651-59,750      28.0%              6.31%
 ...............................................................................
  $99,601-151,750     $59,751-124,650     31.0%              6.58%
 ................................................................................
  $151,751-271,050    $124,651-271,050    36.0%              7.09%
 ................................................................................
  Over $271,050       Over $271,050       39.6%              7.52%
 ................................................................................


  The chart reflects 1997 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $121,200 should consult their tax advisor to determine their actual 1997 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
================================================================================

We seek to deliver a strong, sustainable yield consistent with our standards for quality and maturity. At this time, the Fund's portfolio consists entirely of investment-grade issues.

LOOKING AHEAD

We don't anticipate any significant changes in the markets for the foreseeable future. Our strategy has succeeded in delivering strong, sustainable tax-exempt yield to shareholders, without experiencing undue risk. That's a good combination we intend to stick with. Of course, should unpredictable changes hit the market, we'll respond accordingly.

We believe the environment for short-term municipals is very good, and we will continue to follow many avenues to find those issues that we believe can best provide tax-exempt yield with acceptable risk.

Thank you for giving us the opportunity to serve your investment needs. We look forward to helping you pursue your important investment goals in the years to come.

Sincerely,

/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager
[PHOTO OF STEVEN D. HARROP]

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-91 to 8-31-97
================================================================================
[GRAPH]

                THE STRONG          Lehman Brothers      Lipper Short
          SHORT-TERM MUNICIPAL      Municipal 3 Year    Municipal Debt
                BOND FUND            Bond Index(*)        Average(*)
12-91            $10,000               $10,000             $10,000
12-92             10,716                10,643              10,576
12-93             11,441                11,305              11,117
12-94             11,256                11,383              11,156
12-95             11,861                12,396              11,946
12-96             12,439                12,946              12,395
 8-97             12,962                13,369              12,743

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
================================================================================


                                                   ===========================
                                                          AVERAGE ANNUAL
                                                          TOTAL RETURNS
                                                          As of 8-31-97
                                                   ===========================

                                                        1-YEAR      6.72%

                                                        3-YEAR      4.23%

                                                        5-YEAR      4.30%

                                                   SINCE INCEPTION  4.68%
                                                    (on 12-31-91)
                                                   ===========================

--------------------------------------------------------------------------------
* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Yield is annualized for the 30 days ended 8-29-97, is historical, and will vary.

2 The Fund's average maturity includes the effect of futures and when-issued securities.

3 For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

THE STRONG MUNICIPAL BOND FUND

EVEN THOUGH WE HAVEN'T CHOSEN THEM BY INDUSTRY, HOSPITALS REPRESENT THE FUND'S SINGLE LARGEST INDUSTRY BY FAR.

The Strong Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share- price fluctuation.

For the year ended August 31, 1997, the Fund posted a return of 11.79%. That compares favorably with the 9.25% return of the Lehman Brothers Municipal Bond Index and the 8.77% return of the Lipper General Municipal Debt Funds Index.* Our outstanding return over this period reflects the continuing turnaround of the Fund over the past year.


=======================================
        PORTFOLIO STATISTICS
           As of 8-29-97
=======================================

30-DAY ANNUALIZED YIELD(1)   5.00%

       AVERAGE MATURITY(2)   12.4 years

 AVERAGE QUALITY RATING(3)   A
=======================================

SUCCESS IN A CHANGING MARKET

Through the remainder of the spring and well into the summer, rates moved steadily downward, then ended the fiscal year in a consolidation phase, sticking in a range just below 5.60%.

Throughout this period, we have sought to reduce the Fund's sensitivity to interest-rate changes by shortening its duration, which is now 6.3. That's down from 6.5 six months earlier, and 7.2 a year ago.

We believe that when investors choose to put money into a municipal bond fund, one of their primary goals is tax-exempt income--so it is important that we provide it, within a reasonable level of risk. While seeking this income, we have also focused much of our attention on the quality of the issues we select. About one-third of assets are held in issues rated AAA (or their equivalents), the highest rating available. Another 17% of assets are held in issues rated AA, bringing half the portfolio into the top two credit tiers.

A FOCUS ON ISSUES FIRST, THEN SECTORS

As has been the case since we began managing the Fund about a year ago, we look for individual issues that fit into our preferences with regard to income and quality. Even though we haven't chosen them by industry, hospitals represent the Fund's single largest industry by far.

Utilities issues--those related to electric, water, and sewer authorities--constitute our second-largest industry. They are followed closely by single-family mortgage revenue bonds and by transportation issues, which have taken on a somewhat larger role in the portfolio over the past six months.

================================================================================
                           EQUIVALENT TAXABLE YIELDS(1)
                                  As of 8-29-97
================================================================================

                                                      YOUR TAX-EXEMPT EFFECTIVE
                                         MARGINAL      OF 5.00% IS EQUIVALENT
  JOINT RETURN        SINGLE RETURN      TAX RATE      TO A TAXABLE YIELD OF:
--------------------------------------------------------------------------------
  $41,201-99,600      $24,651-59,750      28.0%              6.94%
 ................................................................................
  $99,601-151,750     $59,751-124,650     31.0%              7.25%
 ................................................................................
  $151,751-271,050    $124,651-271,050    36.0%              7.81%
 ................................................................................
  Over $271,050       Over $271,050       39.6%              8.28%
 ................................................................................

The chart reflects 1997 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $121,200 should consult their tax advisor to determine their actual 1997 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
================================================================================

Our exposure to the different states and regions in which municipal bonds are issued is similarly determined by the opportunities available to the Fund in those areas. We do not make a deliberate effort to emphasize (or overlook) specific parts of the country.

LOOKING AHEAD

We believe our investment approach continues to be well suited to the environment the Fund currently faces. The Fund has performed well despite interest-rate fluctuations over the past months, and is positioned to hold up well should more rate movements affect the market.

Our continuing goal is to deliver consistent performance, with tax-exempt yield as the cornerstone of total return.

Thank you for the opportunity to serve your investment needs. We look forward to helping you pursue your investment goals in the years to come.

Sincerely,

/s/ Steven D. Harrop
Steven D. Harrop
Portfolio Manager

[PHOTO OF STEVEN D. HARROP]

================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 10-23-86 to 8-31-97
================================================================================
[GRAPH]
                 THE STRONG         Lehman Brothers          Lipper General
                 MUNICIPAL             Municipal             Municipal Debt
                 BOND FUND            Bond Index*             Funds Index*
 9-86            $10,000               $10,000                  $10,000
12-86             10,129                10,216                   10,253
12-87              9,949                10,370                   10,183
12-88             10,705                11,423                   11,370
12-89             11,463                12,656                   12,502
12-90             11,995                13,578                   13,253
12-91             13,598                15,227                   14,849
12-92             15,257                16,568                   16,170
12-93             17,052                18,602                   18,180
12-94             16,275                17,640                   17,083
12-95             18,128                20,721                   20,040
12-96             18,570                21,641                   20,701
 8-97             19,837                22,737                   21,690

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986.
================================================================================


                                                   =============================
                                                           AVERAGE ANNUAL
                                                            TOTAL RETURNS
                                                            As of 8-31-97
                                                   =============================

                                                            1-YEAR  11.79%

                                                            5-YEAR   5.92%

                                                           10-YEAR   7.29%

                                                    SINCE INCEPTION  6.51%
                                                      (on 10-23-86)
                                                   =============================


--------------------------------------------------------------------------------
* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Yield is annualized for the 30 days ended 8-29-97, is historical, and will vary.

2    The Fund's average maturity includes the effect of when-issued securities.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

THE STRONG HIGH-YIELD MUNICIPAL BOND FUND

BOTH ECONOMIC AND MARKET CONDITIONS HAVE BEEN POSITIVE FOR MUNICIPAL BONDS, INCLUDING HIGH-YIELD ISSUES.

The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federally tax-exempt current income.


OUTPERFORMANCE IN A POSITIVE ENVIRONMENT

For the fiscal year ended August 31, 1997, the Fund continued to outperform both its benchmark index and its peer group of funds. The Fund's total return for the year was 13.55%, well ahead of the 10.52% return posted by the High-Yield Municipal Bond Index and the 8.94% return of the Lipper High Yield Municipal Debt Funds Index.*

=======================================
        PORTFOLIO STATISTICS
           As of 8-29-97
=======================================

30-DAY ANNUALIZED YIELD(1)   5.98%

       AVERAGE MATURITY(2)   20.0 years

 AVERAGE QUALITY RATING(3)   BBB
=======================================

Both economic and market conditions have been positive for municipal bonds, including high-yield issues. The overall decline in long-term interest rates is partially responsible. Further, demand for municipal issues kept pace with supply--even though that supply increased as falling interest rates reduced the cost of municipal borrowing. Falling rates also cut the yields available among rated securities, making investment-grade municipals more attractive to income-seeking investors.

Going forward, there is the potential that changes in the tax code could affect demand for municipal issues. This Fund would be somewhat protected from these concerns; although tax considerations aren't irrelevant to the demand for high-yield municipals, they do tend to have less impact on high-yield municipals than they do on investment-grade securities.

================================================================================
                          EQUIVALENT TAXABLE YIELDS(1)
                                  As of 8-29-97
================================================================================
                                                      YOUR TAX-EXEMPT EFFECTIVE
                                         MARGINAL      OF 5.98% IS EQUIVALENT
  JOINT RETURN        SINGLE RETURN      TAX RATE      TO A TAXABLE YIELD OF:
--------------------------------------------------------------------------------
  $41,201-99,600      $24,651-59,750      28.0%              8.31%
 ................................................................................
  $99,601-151,750     $59,751-124,650     31.0%              8.67%
 ................................................................................
  $151,751-271,050    $124,651-271,050    36.0%              9.34%
 ................................................................................
  Over $271,050       Over $271,050       39.6%              9.90%
 ................................................................................


The chart reflects 1997 marginal federal tax rates before limitations and phase-outs. Individuals with adjusted gross income in excess of $121,200 should consult their tax advisor to determine their actual 1997 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.
================================================================================

STICKING WITH A SUCCESSFUL STRATEGY

Over the year, we didn't make any significant changes to the strategy we implemented in January 1996. At that time, we sought to make the Fund less susceptible to market swings, primarily by diversifying the portfolio. Our goal is to deliver steady performance by diversifying our investments with respect to position size, sectors, and state concentration. We believe there are enough good opportunities to choose from for this approach to work well.

Another element of our strategy is keeping a comfortable portion of the portfolio in liquid, rated municipal issues. This allows us to more easily accommodate the flows of investors' dollars in and out of the Fund, which is important in the high-yield market.

We're continuing to invest along themes that we believe offer solid potential. One of these remains the aging of America, which sparks our interest in bonds from hospitals, retirement facilities, and assisted-living centers. We're also taking a special interest in industrial development revenue bonds, which currently take up about 13% of the portfolio. Because these bonds are backed by the credits of established, recognized corporations, they are extremely liquid even when they're unrated.


CAREFUL RESEARCH DRIVES OUR PROCESS

Before we purchase any unrated bond, we conduct thorough research. This credit-by-credit analysis often takes months to complete, but it, along with our position in liquid securities, helps to support the strength and stability of the Fund's returns. The research process is essential to identifying issues that are attractive on their own merits, regardless of changes in interest rates or in the economy's growth.

Interest-rate positioning is not paramount with this Fund--as it wouldn't be with any high-yield municipal fund. We do, however, use the liquid, investment-grade portion of the portfolio to adjust the Fund's duration. Currently, we are keeping the Fund's duration somewhat longer than that of the High-Yield Municipal Bond Fund Index, making it somewhat more sensitive to interest-rate changes. We wouldn't hold liquid issues just to manipulate duration. Nonetheless, given that we do hold such bonds and that we like the general direction of the economy, it only makes sense to position this stake in this way. This liquid portion of the portfolio is not so large that an upturn in rates would significantly harm the Fund's overall performance--but if rates hold steady or decline over time, these issues could make a small but positive contribution to performance.

OUTLOOK

Given the recently released economic data, it appears likely that the Federal Reserve will take action to raise rates before the end of 1997, as a precaution against an overheating economy. Prices in the market appear to already reflect this assumption. Nonetheless, growth seems to be continuing at a moderate pace that suggests overall stability. With respect to the municipal bond market, supply and demand appear set to remain in balance.

We intend to continue our focus on intensive, security-by-security research to identify the bonds that we believe offer the best balance between potential return and risk. We also intend to maintain our diversification by security, to help ensure that no single issue can unduly affect returns.

We thank you for your investment in the Strong High-Yield Municipal Bond Fund. We hope to continue to earn your confidence.

Sincerely,

/s/ Mary-Kay H. Bourbulas
Mary-Kay H. Bourbulas
Portfolio Manager
[PHOTO OF MARY-KAY H. BOURBULAS]


================================================================================
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 10-1-93 to 8-31-97
================================================================================
[GRAPH]

                THE STRONG             High-Yield              Lipper High
          HIGH-YIELD MUNICIPAL         Municipal             Yield Municipal
                BOND FUND             Bond Index*         Debt Funds Index*
9-93             $10,000               $10,000                  $10,000
12-93             10,266                10,164                   10,141
12-94             10,165                 9,609                    9,637
12-95             11,651                11,362                   11,245
12-96             12,248                11,867                   11,647
8-97              13,214                12,589                   12,242

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception, with similar investments in the High-Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
================================================================================


                                                  ==============================
                                                          AVERAGE ANNUAL
                                                           TOTAL RETURNS
                                                           As of 8-31-97
                                                  ==============================

                                                           1-YEAR 13.55%

                                                           3-YEAR  8.45%

                                                  SINCE INCEPTION  7.37%
                                                    (on 10-1-93)
                                                  ==============================

--------------------------------------------------------------------------------

* The High-Yield Municipal Bond Index is comprised of the Lehman Brothers Baa Municipal Bond Index from inception through December 31, 1995, and the Lehman Brothers High-Yield Municipal Bond Index from January 1, 1996 to present. The Lehman Brothers Baa Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated Baa. The Lehman Brothers High-Yield Municipal Bond Index, which was instituted on January 1, 1996, is an unmanaged index generally representative of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the High-Yield Index data is Lehman Brothers. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Yield is annualized for the 30 days ended 8-29-97, is historical, and will vary.

2    The Fund's average maturity includes the effect of when-issued securities.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

SCHEDULES OF INVESTMENTS IN SECURITIES                           August 31, 1997
--------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND

                                                   PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
MUNICIPAL BONDS 86.0%
ALABAMA 0.3%
Bessemer, Alabama IDB IDR - Berman Brothers
  Project, 7.65%, Due 9/01/00                   $  505,000  $   517,287

ARIZONA 1.9%
Maricopa County, Arizona IDA MFHR - Mercy
  Bond Properties Arizona I-A, 5.20%,
  Due 1/01/04                                    1,000,000    1,016,250
Phoenix, Arizona IDA Hospital Revenue - John C.
  Lincoln Hospital and Health Center Project,
  4.65%, Due 12/01/99                              675,000      675,844
Scottsdale, Arizona IDA First Mortgage Revenue
  Refunding - Westminster Village, Inc., 5.50%,
  Due 6/01/17 (Rate Reset Effective 12/01/99)    1,500,000    1,516,875
                                                            -----------
                                                              3,208,969
CALIFORNIA 2.6%
California Health Facilities Financing Authority
  Hospital Revenue - Downey Community Hospital,
  4.90%, Due 5/15/00                             2,325,000    2,339,531
Sacramento County, California MFHR Refunding -
  Fairways II Apartments, 5.35%, Due 8/01/25     1,960,000    2,009,000
                                                            -----------
                                                              4,348,531
COLORADO 1.7%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue, Zero %, Due 8/31/03             500,000      376,250
Mesa County, Colorado IDR Refunding - Joy
  Technologies, Inc. Project, 8.50%, Due 9/15/06 1,020,000    1,157,700
Miners Mesa, Colorado Commercial Metropolitan
  District GO, 6.75%, Due 12/01/02               1,200,000    1,200,324
                                                            -----------
                                                              2,734,274
CONNECTICUT 0.9%
Connecticut IDA - The Olympic Hotel Corporation
  Project, 6.95%, Due 8/01/03                    1,429,729    1,479,770

DISTRICT OF COLUMBIA 1.9%
District of Columbia Hospital Revenue
  Refunding - Medlantic Healthcare Group, Inc.,
  6.50%, Due 8/15/02                             2,925,000    3,096,844

FLORIDA 1.3%
Florida Housing Finance Agency MFMR -
  Hammocks Place Project, 6.25%, Due 12/01/06    2,000,000    2,112,500

GUAM 8.9%
Guam Airport Authority General Revenue:
  5.80%, Due 10/01/99                            1,450,000    1,475,375
  6.00%, Due 10/01/00                            2,300,000    2,363,250
  6.40%, Due 10/01/05                            6,700,000    7,093,625
Guam Government GO, 5.70%, Due 9/01/03           3,630,000    3,675,375
                                                            -----------
                                                             14,607,625
ILLINOIS 3.3%
Collinsville, Illinois Madison County IDR
  Refunding - Drury Inn-Collinsville Project,
  5.25%, Due 11/01/98                              500,000      503,125
Illinois EFA Revenue - Lewis University Project:
  4.50%, Due 10/01/99                              690,000      685,687
  5.30%, Due 10/01/04                            1,390,000    1,391,737
Naperville, DuPage County and Will County,
  Illinois EDR Refunding - Illinois Hospital &
  Health Systems Association Project, 5.70%,
  Due 5/01/04 (b)                                2,790,000    2,866,725
                                                            -----------
                                                              5,447,274
IOWA 5.1%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 7.25%,
  Due 7/01/02                                    6,000,000    6,194,640
Iowa Finance Authority Mortgage Revenue
  Refunding - Friendship Village Project, 4.95%,
  Due 11/01/00                                   2,110,000    2,136,375
                                                            -----------
                                                              8,331,015
KENTUCKY 2.0%
Mount Sterling, Kentucky League of Cities
  Funding Trust Lease Program Revenue,
  5.625%, Due 3/01/03                            3,250,000    3,359,688

LOUISIANA 0.3%
Louisiana Public Facilities Authority Student Loan
  Revenue, 6.75%, Due 9/01/06                      525,000      559,781

MASSACHUSETTS 7.0%
Massachusetts Education Loan Authority
  Education Loan Revenue, 7.45%, Due 1/01/02     1,400,000    1,463,000
Massachusetts Industrial Finance Agency
  Refunding Revenue - Emerson College Issue,
  8.50%, Due 1/01/03                             4,500,000    4,921,875
Massachusetts Industrial Finance Agency Water
  Treatment Revenue - Massachusetts-American
  Hingham Project, 6.25%, Due 12/01/10           4,925,000    5,208,188
                                                            -----------
                                                             11,593,063
MICHIGAN 1.6%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical Center:
  5.75%, Due 7/01/03                             1,000,000    1,015,000
  6.00%, Due 7/01/04                             1,005,000    1,030,125
  6.00%, Due 7/01/05                               510,000      520,837
                                                            -----------
                                                              2,565,962
MINNESOTA 1.2%
St. Paul, Minnesota Housing & Redevelopment
  Authority Hospital Facility Revenue -
  HealthEast Project, Series D, 9.75%,
  Due 11/01/17                                   2,000,000    2,056,920

MISSISSIPPI 2.9%
Mississippi Higher Education Assistance
  Corporation Student Loan Revenue:
  5.60%, Due 9/01/04 (c)                         2,505,000    2,589,544
  5.80%, Due 9/01/06                             2,050,000    2,119,187
                                                            -----------
                                                              4,708,731
MISSOURI 1.9%
St. Louis County, Missouri IDA MFHR Refunding -
  Heatherbrook Gardens Project, 5.10%,
  Due 3/01/05                                    1,355,000    1,369,566
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue
  Refunding - University Plaza Project, 6.30%,
  Due 10/01/06                                   1,790,000    1,816,850
                                                            -----------
                                                              3,186,416
NEW JERSEY 0.9%
New Jersey Health Care Facilities Financing
  Authority Revenue - Southern Ocean County
  Hospital Project, 5.75%, Due 7/01/01           1,400,000    1,419,250

NEW YORK 1.0%
  New York, New York GO, 5.875%, Due 8/01/03     1,500,000    1,584,375

OHIO 6.6%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project:
  Zero %, Due 12/01/01                           1,000,000      803,750
  Zero %, Due 12/01/02                           1,240,000      998,200

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                   PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 3/15/00                            $  650,000 $    677,625
  6.53%, Due 9/15/00                               670,000      703,500
  6.53%, Due 3/15/01                               690,000      726,225
  6.53%, Due 9/15/01                               715,000      757,006
  6.53%, Due 3/15/02                               740,000      785,325
  6.53%, Due 9/15/02                               760,000      811,300
  6.53%, Due 3/15/03                               785,000      838,969
  6.53%, Due 9/15/03                               815,000      875,106
  6.53%, Due 3/15/04                               840,000      899,850
  6.53%, Due 9/15/04                               865,000      927,713
Cuyahoga County, Ohio IDR Refunding - Joy
  Technologies, Inc. Project, 8.75%,
  Due 9/15/07                                    1,000,000    1,145,000
                                                           ------------
                                                             10,949,569
OREGON 4.6%
Hillsboro, Oregon Hospital Facility Authority
  Revenue and Advance Refunding - Tuality
  Healthcare Project, 4.80%, Due 10/01/00        7,525,000    7,581,438

PENNSYLVANIA 5.6%
Delaware County, Pennsylvania Authority Health
  Facilities Revenue - Mercy Health Corporation
  of Southeastern Pennsylvania Obligated Group,
  6.00%, Due 11/15/07 (c)                        5,000,000    5,231,250
Horizon Hospital System Authority Hospital
  Revenue, 5.40%, Due 5/15/01                    2,180,000    2,204,525
Sharon, Pennsylvania Regional Health Systems
  Authority Hospital Refunding Revenue - Sharon
  Regional Health Systems Project:
  6.40%, Due 12/01/00                              705,000      739,369
  6.50%, Due 12/01/01                              255,000      270,938
  6.60%, Due 12/01/02                              800,000      860,000
                                                           ------------
                                                              9,306,082
SOUTH CAROLINA 1.2%
Charleston County, South Carolina First Mortgage
  Health Facilities Revenue - The Episcopal
  Church Home Project, 5.40%, Due 4/01/04 (b)    2,020,000    2,022,525

SOUTH DAKOTA 1.0%
South Dakota EDFA EDR Refunding - Pooled Loan
  Program - Technical Ordinance Project, 5.75%,
  Due 4/01/07                                    1,625,000    1,724,531

TEXAS 10.3%
Brazos, Texas Higher Education Authority, Inc.
  Student Loan Revenue Refunding:
  5.95%, Due 6/01/02                             3,095,000    3,245,881
  6.50%, Due 3/01/99                             1,345,000    1,373,581
Hidalgo County, Texas Health Services
  Corporation Hospital Revenue - Mission
  Hospital, Inc. Project, 5.75%, Due 8/15/01     1,760,000    1,790,800
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project:
  5.875%, Due 10/01/03                           1,575,000    1,573,031
  6.375%, Due 10/01/11                           2,735,000    2,735,000
Trinity River Authority Variable Rate Refunding -
  Texas Industries, Inc. Project, 6.375%,
  Due 9/01/07                                    1,585,000    1,606,794
Trinity River Authority Variable Rate Refunding -
  Texas Industries, Inc. Project, Series A, 6.375%,
  Due 9/01/07                                    4,520,000    4,582,150
                                                           ------------
                                                             16,907,237
VIRGINIA 6.2%
James City County, Virginia IDA Residential Care
  Facility First Mortgage Revenue - Williamsburg
  Landing, Inc. Project, 5.75%, Due 3/01/26      3,000,000    3,056,250
Prince William County, Virginia IDA Residential
  Care Facility First Mortgage Revenue -
  Westminster Presbyterian Retirement Project,
  6.00%, Due 1/01/25                             6,000,000    6,030,000
Smyth County, Virginia IDA IDR - Utility Trailer
  Manufacturing Company Project, 8.00%,
  Due 10/01/98                                   1,105,000    1,107,895
                                                           ------------
                                                             10,194,145
WASHINGTON 3.8%
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project, 6.25%,
  Due 12/01/11                                   1,575,000    1,592,719
Washington Health Care Facilities Authority
  Revenue - Sisters of Providence, 5.375%,
  Due 10/01/00 (c)                               4,600,000    4,732,250
                                                           ------------
                                                              6,324,969
                                                           ------------
TOTAL MUNICIPAL BONDS (COST $138,278,400)                   141,928,771

SHORT-TERM INVESTMENTS (a) 15.3%
MUNICIPAL BONDS 3.8%
ILLINOIS 0.8%
Illinois DFA IDR - Engis Corporation Project,
  7.55%, Due 10/01/97                              275,000      275,734
Illinois Health Facilities Authority Revenue -
  Trinity Medical Center Project, 6.15%,
  Due 7/01/98                                    1,000,000    1,012,410
                                                           ------------
                                                              1,288,144
MISSISSIPPI 0.2%
Prentiss County, Mississippi Hospital Revenue,
  5.40%, Due 12/01/97                              350,000      350,641

SOUTH DAKOTA 2.8%
South Dakota Student Loan Corporation Student
  Loan Revenue, 7.35%, Due 8/01/98               4,565,000    4,672,277
                                                           ------------
Total Municipal Bonds                                         6,311,062

MUNICIPAL COMMERCIAL PAPER 1.5%
UTAH
Tooele County, Utah Hazardous Waste Treatment
  Revenue - Union Pacific Corporation/
  USPCI, Inc. Project                            2,400,000    2,400,000

WEEKLY VARIABLE RATE PUT BONDS 1.8%
LOUISIANA
Louisiana Municipal Securities Trust
  Certificates, Class A                          3,000,000    3,000,000

DAILY VARIABLE RATE PUT BONDS 8.2%
ILLINOIS 1.0%
Will County, Illinois Solid Waste Disposal
  Revenue - BASF Corporation Project             1,600,000    1,600,000

MICHIGAN 0.7%
Midland, Michigan EDC Limited Obligation
  Revenue - The Dow Chemical Company Project     1,100,000    1,100,000

NEW YORK 0.9%
New York Job Development Authority Revenue       1,500,000    1,500,000

SOUTH CAROLINA 1.4%
Florence County, South Carolina Solid Waste
  Disposal and Wastewater Treatment Facilities
  Revenue - Roche Carolina, Inc. Project         2,300,000    2,300,000

                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)               August 31, 1997
--------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                  PRINCIPAL     VALUE
                                                   AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
TEXAS 2.3%
Brazos River Authority Texas PCR Refunding -
  Texas Utilities Electric Company Project      $2,000,000 $  2,000,000
Brazos River Authority Texas PCR Refunding -
  Texas Utilities Electric Company Project       1,800,000    1,800,000
                                                           ------------
                                                              3,800,000
WYOMING 1.9%
Sweetwater County, Wyoming Environmental
  Improvement Revenue - Pacificorp Project       3,200,000    3,200,000
                                                           ------------
Total Daily Variable Rate Put Bonds                          13,500,000
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $25,159,021)                                         25,211,062
                                                           ------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $163,437,421) 101.3%                                167,139,833
Other Assets and Liabilities, Net (1.3%)                     (2,187,942)
                                                           ------------
NET ASSETS 100.0%                                          $164,951,891
                                                           ============

FUTURES
-------
                                            UNDERLYING
                               EXPIRATION  FACE AMOUNT      UNREALIZED
                                   DATE      AT VALUE      DEPRECIATION
--------------------------------------------------------------------------------
Sold:
30 U.S. Treasury Bond Futures      9/97    $3,393,750       $116,250



--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND

                                                  PRINCIPAL     VALUE
                                                   AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
MUNICIPAL BONDS 99.9%
ALABAMA 1.4%
Courtland, Alabama IDB Solid Waste Disposal
  Revenue - Champion International Corporation
  Project, 6.375%, Due 3/01/29                 $ 3,145,000  $ 3,235,419

ALASKA 2.2%
Alaska HFC Capital Appreciation Mortgage
  Revenue, Zero %, Due 12/01/27                  8,500,000    1,243,125
Valdez, Alaska Marine Terminal Revenue
  Refunding - BP Pipelines (Alaska), Inc. Project,
  5.65%, Due 12/01/28                            4,000,000    3,910,000
                                                            -----------
                                                              5,153,125
ARIZONA 2.1%
Arizona Health Facilities Authority Revenue -
  Bethesda Foundation - Bethesda Gardens
  Project, 6.40%, Due 8/15/27                    1,000,000      988,750
Phoenix, Arizona IDA Mortgage Revenue
  Refunding - Christian Care Retirement
  Apartments, Inc. Project, 6.25%, Due 1/01/16   3,740,000    3,833,500
                                                            -----------
                                                              4,822,250
ARKANSAS 1.9%
Northwest Arkansas Regional Airport Authority
  Revenue, 7.625%, Due 2/01/27                   3,000,000    3,037,500
Pulaski County, Arkansas Public Facilities Board
  MFHR - Plantation House and Indian Hills
  Apartments Project, 6.05%, Due 8/01/27         1,500,000    1,496,250
                                                            -----------
                                                              4,533,750
CALIFORNIA 2.7%
California Tri-City Housing Finance Agency
  SFMR - FNMA and GNMA Collateralized,
  6.45%, Due 12/01/28                            1,975,000    2,066,344
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue:
  Zero %, Due 1/01/28                           12,060,000    1,989,900
  Zero %, Due 1/01/30                            4,110,000      601,088
Los Angeles, California MFHR - Earthquake
  Rehabilitation Projects, 5.85%, Due 12/01/27   1,535,000    1,605,994
                                                            -----------
                                                              6,263,326
COLORADO 7.6%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue:
  Zero %, Due 8/31/08                            4,500,000    2,525,625
  Zero %, Due 8/31/10                           15,000,000    7,256,250
Castle Rock Ranch, Colorado Public Improvements
  Authority Public Facilities Revenue, 6.25%,
  Due 12/01/17                                   5,000,000    5,343,750
Colorado Health Facilities Authority Retirement
  Housing Revenue - Liberty Heights Project,
  Zero %, Due 7/15/20                            2,900,000      801,125
Denver, Colorado City and County Airport System
  Revenue, 6.75%, Due 11/15/22                   1,500,000    1,621,875
                                                            -----------
                                                             17,548,625
CONNECTICUT 0.7%
Connecticut Health and Educational Facilities
  Authority Revenue - Edgehill Issue, 6.875%,
  Due 7/01/17                                    1,500,000    1,531,875

DELAWARE 1.0%
Delaware EDA Revenue, 6.30%, Due 5/01/22         2,250,000    2,314,687

DISTRICT OF COLUMBIA 0.6%
District of Columbia Revenue - American
  Association for the Advancement of Science
  Issue, 5.25%, Due 1/01/16 (b)                  1,500,000    1,456,875

FLORIDA 0.9%
Manatee County, Florida HFA SFMR, 7.45%,
  Due 5/01/27                                      950,000    1,069,938
Pinellas County, Florida EFA Revenue - College
  Harbor Project, 6.50%, Due 12/01/20            1,020,000    1,028,925
                                                            -----------
                                                              2,098,863
GEORGIA 5.3%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village Estates
  Project:
  5.875%, Due 5/01/07                              855,000      876,375
  6.375%, Due 5/01/17                            1,675,000    1,721,063
  6.50%, Due 5/01/27                             2,965,000    3,046,537
Washington, Georgia Wilkes Payroll Development
  Authority Subordinated Revenue - Southern
  Care Corporation Facility Project, Zero %,
  Due 12/01/21                                  25,595,000    6,558,719
                                                            -----------
                                                             12,202,694
IDAHO 0.9%
Idaho Housing Agency SFMR, 6.45%, Due 7/01/27    2,000,000    2,100,000

ILLINOIS 15.1%
Chicago, Illinois O'Hare International Airport
  International Terminal Special Revenue, 6.50%,
  Due 1/01/18                                    1,440,000    1,490,400
Granite City, Illinois Hospital Revenue Refunding -
  Saint Elizabeth Medical Center, 8.125%,
  Due 6/01/08                                    5,685,000    5,983,463
Illinois Educational Facilities Authority Revenue
  Refunding - DePaul University Project, 5.50%,
  Due 10/01/19                                   4,365,000    4,310,437
Illinois Health Facilities Authority Refunding
  Revenue - Lutheran Social Services of Illinois,
  6.125%, Due 8/15/20                            9,060,000    9,003,375
Illinois Health Facilities Authority Revenue -
  Trinity Medical Center Project, 7.00%,
  Due 7/01/12                                    2,000,000    2,205,000

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND (continued)

                                                PRINCIPAL     VALUE
                                                 AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
Illinois Metropolitan Pier and Exposition
  Authority Capital Appreciation - McCormick
  Place Expansion Project:
  Zero %, Due 6/15/16                          $ 1,250,000  $   437,500
  7.00%, Due 7/01/26                             1,500,000    1,728,750
Kane, Cook and DuPage Counties, Illinois School
  District Number U-46 Capital Appreciation
  School Building:
  Zero %, Due 1/01/11                            1,800,000      895,500
  Zero %, Due 1/01/13                            2,500,000    1,106,250
Will County, Illinois Exempt Facilities
  Revenue - Mobil Oil Refining Corporation
  Project, 6.40%, Due 4/01/26                    5,000,000    5,293,750
Zion, Illinois Park District GO, 6.50%,
  Due 12/30/17                                   2,485,000    2,503,638
                                                            -----------
                                                             34,958,063
INDIANA 9.5%
Fishers, Indiana EDR First Mortgage Revenue -
  United Student Aid Funds, Inc. Project,
  8.25%, Due 9/01/09                            10,000,000   10,404,900
Indiana Health Facility Financing Authority
  Hospital Revenue - Jackson County Schneck
  Memorial Hospital Project, 7.50%,
  Due 2/15/22                                    6,790,000    7,341,687
Petersburg, Indiana PCR Refunding -
  Indianapolis Power & Light Company Project,
  5.50%, Due 10/01/23                            4,425,000    4,308,844
                                                            -----------
                                                             22,055,431
IOWA 2.3%
Iowa Finance Authority Hospital Facility
  Refunding and Revenue - Jennie Edmundson
  Memorial Hospital Project, 7.65%,
  Due 11/01/16                                   4,850,000    5,256,188

MASSACHUSETTS 1.6%
Massachusetts IFA Health Care Facilities
  Revenue - Jewish Geriatric Services, Inc.
  Obligated Group, 5.375%, Due 5/15/17           1,965,000    1,898,642
Massachusetts Municipal Wholesale Electric
  Company Power Supply System Revenue,
  4.75%, Due 7/01/11                             2,000,000    1,905,000
                                                            -----------
                                                              3,803,642
MICHIGAN 3.6%
Dearborn, Michigan EDC Hospital Revenue
  Refunding - Oakwood Obligated Group, 5.25%,
  Due 8/15/21                                    2,765,000    2,661,312
Michigan Hospital Finance Authority Hospital
  Revenue Refunding - Pontiac Osteopathic
  Hospital, 6.00%, Due 2/01/14                   2,500,000    2,531,250
Michigan Strategic Fund Limited Obligation
  Revenue - WMX Technologies, Inc. Project,
  6.00%, Due 12/01/13                            1,500,000    1,556,250
Western Michigan University Board of Trustees
  General Revenue, 6.125%, Due 11/15/22          1,500,000    1,578,750
                                                            -----------
                                                              8,327,562
MINNESOTA 3.4%
Southern Minnesota Municipal Power Agency
  Power Supply Systems Revenue, 4.75%,
  Due 1/01/16                                    8,400,000    7,801,500

MISSOURI 2.7%
St. Louis, Missouri Municipal Finance Corporation
  Leasehold Revenue Refunding, 5.85%,
  Due 7/15/09                                    3,600,000    3,699,000
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue
  Refunding - University Plaza Project, 6.60%,
  Due 10/01/11                                   2,465,000    2,505,056
                                                            -----------
                                                              6,204,056

NEW MEXICO 1.9%
Albuquerque, New Mexico Industrial Revenue -
  MCT Industries, Inc. Project, 6.50%,
  Due 4/01/17                                    4,330,000    4,389,537

NEW YORK 2.3%
New York Housing Corporation Revenue
  Refunding, 5.00%, Due 11/01/13                 1,000,000      966,250
New York, New York GO, 5.875%, Due 3/15/14       1,720,000    1,758,700
New York Urban Development Corporation
  Revenue, 5.50%, Due 4/01/19                    1,500,000    1,501,875
New York Urban Development Corporation
  Revenue - University Facilities Grants Project,
  5.875%, Due 1/01/21                            1,045,000    1,076,350
                                                            -----------
                                                              5,303,175
NORTH DAKOTA 0.6%
North Dakota Housing Finance Agency Housing
  Finance Program - Home Mortgage Finance
  Program, 6.40%, Due 1/01/28                    1,405,000    1,485,787

OHIO 2.5%
Medina County, Ohio EDR MFHR - Camelot
  Place, Ltd. Project, 8.375%, Due 10/01/23      3,800,000    3,776,250
Ohio Housing Finance Agency Residential
  Mortgage Revenue, 5.95%, Due 9/01/27           1,975,000    2,004,625
                                                            -----------
                                                              5,780,875
OKLAHOMA 2.4%
Oklahoma Ordinance Works Authority PCR
  Refunding - Ralston Purina Company Project,
  6.30%, Due 9/01/15                             1,500,000    1,561,875
Shawnee, Oklahoma Hospital Authority Revenue -
  MidAmerica HealthCare, Inc., 8.00%,
  Due 4/01/04                                    2,740,000    2,918,100
Washington County, Oklahoma Medical Authority
  Revenue - Bartlesville Jane Phillips Episcopal
  Hospital Project, 6.125%, Due 11/01/14         1,000,000    1,032,500
                                                            -----------
                                                              5,512,475
OREGON 0.4%
Washington County, Oregon MFHR - Bethany
  Meadows Project, 6.25%, Due 8/01/10            1,000,000    1,017,500

PENNSYLVANIA 3.4%
Blair County, Pennsylvania Hospital Authority
  First Mortgage Revenue - Mercy Hospital
  Sublessee, 8.125%, Due 2/01/14                 6,000,000    6,442,500
Scranton-Lackawanna, Pennsylvania Health &
  Welfare Authority Hospital Revenue - Marian
  Community Hospital Project, 6.50%,
  Due 1/15/07                                    1,500,000    1,535,625
                                                            -----------
                                                              7,978,125
RHODE ISLAND 0.7%
Rhode Island Health & Education Building
  Corporation Hospital Financing Revenue -
  South County Hospital Project, 6.00%,
  Due 11/15/17                                   1,630,000    1,668,712

SOUTH CAROLINA 2.1%
York County, South Carolina Exempt Facility
  Industrial Revenue - Hoechst Celanese
  Corporation Project, 5.70%, Due 1/01/24        4,890,000    4,951,125

SOUTH DAKOTA 2.8%
South Dakota HDA Homeownership Mortgage,
  6.40%, Due 5/01/16                             1,000,000    1,043,750
South Dakota Student Loan Corporation Student
  Loan Revenue, 7.625%, Due 8/01/06              5,285,000    5,555,856
                                                            -----------
                                                              6,599,606
TEXAS 11.7%
Austin, Texas Combined Utility Systems Revenue
  Refunding, 6.50%, Due 11/15/05 (b)             1,000,000    1,103,750
El Paso, Texas Property Finance Authority, Inc.
  SFMR - GNMA Mortgage-Backed, 8.70%,
  Due 12/01/18                                     625,000      678,125

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)               August 31, 1997
--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND (continued)

                                                  PRINCIPAL     VALUE
                                                   AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
Grape Creek, Texas Pulliam Independent School
  District Public Facility Corporation School
  Facility Lease Revenue:
  7.00%, Due 5/15/10                            $1,000,000 $  1,066,250
  7.25%, Due 5/15/21                             1,300,000    1,389,375
Guadalupe-Blanco River Authority, Texas Sewage
  and Solid Waste Disposal Facility - E.I. du Pont
  de Nemours and Company Project, 6.40%,
  Due 4/01/26                                    4,000,000    4,260,000
Harris County, Texas Revenue Refunding, 5.55%,
  Due 8/15/07 (b)                                3,300,000    3,394,875
Lufkin, Texas Health Facilities Development
  Corporation Health System Revenue and
  Refunding - Memorial Health System of East
  Texas, 6.875%, Due 2/15/26                     8,250,000    8,817,187
Port Arthur, Texas HFC Mortgage Revenue
  Refunding - FHA Insured Mortgage Loans -
  Port Arthur UDAG Projects, 6.40%,
  Due 1/01/28                                    3,565,000    3,738,794
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage Loan -
  Ranger Apartments Project, 8.80%,
  Due 3/01/24                                    1,160,000    1,303,550
Texas Department of Housing & Community
  Affairs SFMR, 6.00%, Due 9/01/17               1,375,000    1,424,844
                                                           ------------
                                                             27,176,750
UTAH 1.3%
Intermountain Power Agency Power Supply
  Revenue Refunding, 6.50%, Due 7/01/11          1,500,000    1,702,500
Salt Lake County, Utah Housing Authority
  MFHR - Millcreek Pines Apartments Project,
  6.80%, Due 9/01/17                             1,390,000    1,393,475
                                                           ------------
                                                              3,095,975
WEST VIRGINIA 0.4%
Braxton County, West Virginia Solid Waste
  Disposal Revenue - Weyerhaeuser Company
  Project, 6.125%, Due 4/01/26                   1,000,000    1,031,250

WISCONSIN 1.9%
Wisconsin Health and Educational Facilities
  Authority Revenue - Community Memorial
  Hospital Project, 6.00%, Due 4/01/18           1,500,000    1,533,750
Wisconsin Health and Educational Facilities
  Authority Revenue - Howard Young Medical
  Center, Inc. Project, 5.75%, Due 8/15/13       1,250,000    1,265,625
Wisconsin Housing and EDA Home Ownership
  Revenue, 6.20%, Due 3/01/27                    1,480,000    1,528,100
                                                           ------------
                                                              4,327,475
                                                           ------------
TOTAL MUNICIPAL BONDS (COST $220,955,104)                   231,986,298

SHORT-TERM INVESTMENTS (a) 1.3%
WEEKLY VARIABLE RATE PUT BONDS 0.4%
INDIANA
Indiana HFA MFHR - Pedcor Investments            1,000,000    1,000,000

DAILY VARIABLE RATE PUT BONDS 0.9%
TEXAS
Brazos River Authority Texas Collateralized PCR
  Refunding - Texas Utilities Electric Company
  Project                                        1,000,000    1,000,000
Brazos River Texas Harbor Navigation District
  Harbor Revenue - BASF Corporation Project      1,000,000    1,000,000
                                                           ------------
Total Daily Variable Rate Put Bonds                           2,000,000
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $3,000,000)                                           3,000,000
                                                           ------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $223,955,104) 101.2%                                234,986,298
Other Assets and Liabilities, Net (1.2%)                     (2,865,363)
                                                           ------------
NET ASSETS 100.0%                                          $232,120,935
                                                           ============

--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND

                                                 PRINCIPAL     VALUE
                                                   AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
MUNICIPAL BONDS 97.0%
ALABAMA 1.9%
West Jefferson, Alabama Amusement and Public
  Park Authority First Mortgage Revenue -
  Visionland, Alabama Project, 8.00%,
  Due 12/01/26                                 $ 6,500,000  $ 6,735,625

ALASKA 1.0%
Seward, Alaska Revenue - Alaska Sealife Center
  Project, 7.65%, Due 10/01/16                   3,500,000    3,631,250

ARIZONA 1.2%
Maricopa County, Arizona IDA Senior Living
  Facilities Revenue - Christian Care Mesa,
  Inc. Project, 7.875%, Due 4/01/27              1,745,000    1,777,719
Navajo County, Arizona IDA IDR - Stone
  Container Corporation Project, 7.20%,
  Due 6/01/27                                    2,500,000    2,609,375
                                                            -----------
                                                              4,387,094
ARKANSAS 2.0%
Northwest Arkansas Regional Airport Authority
  Airport Revenue, 7.625%, Due 2/01/27           7,000,000    7,087,500

CALIFORNIA 4.8%
California Statewide Communities Development
  Authority Insured Revenue COP, 4.75%,
  Due 6/01/21                                    2,265,000    2,021,513
Foothill/Eastern Transportation Corridor
  Agency Toll Road Revenue:
  Zero %, Due 1/01/17                            5,000,000    1,600,000
  Zero %, Due 1/01/26                            7,000,000    1,295,000
  Zero %, Due 1/01/28                           24,000,000    3,960,000
  Zero %, Due 1/01/29                            8,335,000    1,291,925
Piner-Olivet, California Unified Elementary
  School District Capital Appreciation:
  Zero%, Due 8/01/19                               995,000      296,012
  Zero%, Due 8/01/20                             1,000,000      281,250
  Zero%, Due 8/01/21                             1,500,000      399,375
  Zero%, Due 7/01/22                             1,750,000      441,875
San Francisco, California Redevelopment
  Agency Residential Facilities Revenue -
  Coventry Park Project, 8.50%, Due 12/01/26     5,000,000    5,143,750
South Bay, San Diego County, California
  Unified School District Capital Appreciation:
  Zero %, Due 11/01/19                             750,000      219,375
  Zero %, Due 11/01/20                             750,000      208,125
  Zero %, Due 11/01/21                             750,000      196,875
  Zero %, Due 7/01/22                              750,000      189,375
                                                            -----------
                                                             17,544,450
COLORADO 3.7%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Appreciation:
  Zero %, Due 9/01/18                            5,000,000    1,550,000
  Zero %, Due 9/01/19                            3,000,000      873,750
  Zero %, Due 9/01/22                            2,000,000      490,000
  Zero %, Due 9/01/24                            3,000,000      656,250
Arapahoe County, Colorado E-470 Public Highway
  Authority Senior Revenue:
  4.75%, Due 9/01/23                             2,000,000    1,795,000
  5.25%, Due 9/01/18                             2,000,000    1,942,500
Bachelor Gulch, Colorado Metropolitan District
  GO, 7.00%, Due 12/01/15                        1,100,000    1,138,500
Denver, Colorado Urban Renewal Authority Tax
  Increment Revenue - Pavilions Project, 7.75%,
  Due 9/01/16                                    1,760,000    1,786,400
Englewood, Colorado MFHR Refunding - Marks
  Apartments Project, 6.65%, Due 12/01/26        3,000,000    3,168,750
                                                            -----------
                                                             13,401,150
                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                   PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
CONNECTICUT 1.0%
Mashantucket (Western) Pequot Tribe Special
  Revenue, 6.40%, Due 9/01/11                   $3,400,000  $ 3,633,750

FLORIDA 8.5%
Arbor Greene, Florida Community Development
  District Special Assessment Revenue, 7.00%,
  Due 5/01/03                                    2,450,000    2,502,063
Cory Lakes, Florida Community Development
  District Special Assessment Revenue, 8.375%,
  Due 5/01/17                                    3,500,000    3,683,750
Grand Haven, Florida Community Development
  District Special Assessment:
  6.30%, Due 5/01/02                             3,500,000    3,521,875
  6.90%, Due 5/01/19                             1,000,000    1,001,250
Largo, Florida Sun Coast Health System
  Revenue - Sun Coast Hospital Issue, 6.30%,
  Due 3/01/20                                    8,045,000    7,863,987
Orange County, Florida Health Facilities
  Authority First Mortgage Revenue -
  RHA/Princeton Hospital, Inc. Project, 9.00%,
  Due 7/01/21                                    5,000,000    3,250,000
Pensacola, Florida Airport Revenue:
  6.00%, Due 10/01/12 (b)                        1,500,000    1,533,750
  6.125%, Due 10/01/18 (b)                       1,250,000    1,270,313
Pinellas County, Florida Educational Facilities
  Authority Revenue - College Harbor Project,
  8.50%, Due 12/01/28                            5,185,000    5,295,181
Polk County, Florida HFA Subordinated Revenue -
  Lake Wales Gardens Project, Zero %,
  Due 4/01/20                                    4,840,000      671,550
                                                            -----------
                                                             30,593,719
GEORGIA 5.2%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village Estates
  Project, 6.625%, Due 5/01/28                     605,000      600,462
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Franciscan Club Apartments
  Projects, 7.75%, Due 4/01/22 (Defaulted
  effective 10/01/96)                            4,840,000    3,388,000
Atlanta, Georgia Water and Sewer Revenue,
  4.75%, Due 1/01/23                             2,000,000    1,787,500
Dekalb County, Georgia Residential Care Facilities
  for the Elderly Authority First Lien Revenue -
  King's Bridge Retirement Center, Inc. Project:
  8.00%, Due 7/01/06                               650,000      695,500
  8.15%, Due 7/01/16                             2,380,000    2,561,475
  8.25%, Due 7/01/26                             5,250,000    5,643,750
Savannah, Georgia Hospital Authority Revenue
  Refunding and Improvement - Candler Hospital,
  7.00%, Due 1/01/23                             2,000,000    2,097,500
Washington, Georgia Wilkes Payroll Development
  Authority Subordinated Revenue - Southern
  Care Corporation Facility Project, Zero %,
  Due 12/01/21                                   8,625,000    2,210,156
                                                            -----------
                                                             18,984,343
ILLINOIS 4.4%
Granite City, Illinois Hospital Revenue
  Refunding - Saint Elizabeth Medical Center,
  8.125%, Due 6/01/08                              975,000    1,026,188
Illinois HDA MFHR, 5.00%, Due 7/01/25            3,285,000    2,681,381
Illinois Metropolitan Pier and Exposition
  Authority Refunding -  McCormick Place
  Expansion Project, 7.00%, Due 7/01/26          6,000,000    6,915,000
Riverdale, Illinois Environmental Improvement
  Revenue - Acme Metals, Inc. Project, 7.95%,
  Due 4/01/25                                    5,000,000    5,475,000
                                                            -----------
                                                             16,097,569

INDIANA 4.4%
Indiana HFA SFMR, 5.90%, Due 1/01/27(b)          2,000,000    2,002,500
Indiana IDFA PCR Refunding - Inland Steel
  Company Project, 7.25%, Due 11/01/11           5,225,000    5,688,719
Indianapolis, Indiana EDR MFHR - Post Pointe
  Apartments Project:
  8.20%, Due 3/01/01                               270,000      272,700
  8.30%, Due 3/01/06                               480,000      490,200
  8.40%, Due 3/01/11                               710,000      728,637
  8.75%, Due 3/01/27                             6,540,000    6,703,500
                                                            -----------
                                                             15,886,256
IOWA 4.0%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 9.00%,
  Due 7/01/25                                    6,000,000    6,795,000
Iowa Finance Authority First Mortgage Elder
  Care Facility Revenue - Amity Fellowserve-
  Iowa, Inc. Project, 8.75%, Due 10/01/25        7,485,000    7,831,181
                                                            -----------
                                                             14,626,181
KANSAS 0.6%
Lenexa, Kansas Health Care Facility Revenue -
  Lakeview Village Project, 6.25%, Due 5/15/26   2,000,000    2,020,000

KENTUCKY 1.7%
Morgantown, Kentucky Solid Waste Disposal
  Facilities Revenue - IMCO Recycling, Inc.
  Project, 7.65%, Due 5/01/16                    5,740,000    6,098,750

LOUISIANA 2.1%
Iberia Parish, Louisiana Hospital Service
  District Number 1 Revenue, 8.00%,
  Due 5/26/16                                    2,100,000    2,149,875
Louisiana Public Facilities Authority Senior
  Lien Revenue - Progressive Healthcare
  Providers, Inc. Developmental Centers, 8.00%,
  Due 1/01/13                                    5,560,000    5,532,200
                                                            -----------
                                                              7,682,075
MASSACHUSETTS 2.6%
Massachusetts Health and Educational Facilities
  Authority Revenue - Saints Memorial Medical
  Center:
  5.50%, Due 10/01/02                            3,500,000    3,473,750
  5.75%, Due 10/01/06                            1,885,000    1,833,163
Massachusetts State Industrial Finance Agency
  Revenue - Institute for Developmental
  Disabilities Project, 9.25%, Due 6/01/09       3,935,000    4,077,644
                                                            -----------
                                                              9,384,557
MINNESOTA 0.5%
Southern Minnesota Municipal Power Agency
  Power Supply Systems Revenue, 4.75%,
  Due 1/01/16                                    2,000,000    1,857,500

MISSOURI 2.0%
Saline County, Missouri IDA Hospital Revenue -
  John Fitzgibbon Memorial Hospital, Inc.
  Project, 7.375%, Due 5/01/11                   3,550,000    3,621,000
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue
  Refunding - University Plaza Redevelopment
  Corporation Project, 6.90%, Due 10/01/16       3,440,000    3,470,100
                                                            -----------
                                                              7,091,100
NEBRASKA 0.3%
Nebraska IFA SFHR, 5.85%, Due 9/01/28(b)         1,000,000    1,001,250

NEW JERSEY 1.4%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Port Marine
  Terminal - A Project, 8.00%, Due 6/01/27       4,890,000    5,122,275

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)               August 31, 1997
--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                 PRINCIPAL     VALUE
                                                  AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
NEW MEXICO 0.6%
Chaves County, New Mexico Hospital Revenue -
  Eastern New Mexico Medical Center Project,
  7.25%, Due 12/01/10                           $1,900,000  $ 2,047,250

NEW YORK 2.2%
United Nations Development Corporation Refunding:
  Series B, 5.60%, Due 7/01/26                   2,500,000    2,428,125
  Series C, 5.60%, Due 7/01/26                   5,700,000    5,514,750
                                                            -----------
                                                              7,942,875
NORTH CAROLINA 2.2%
Macon County, North Carolina HFC Revenue -
  Chestnut Hill Highlands Project, 8.50%,
  Due 7/01/27                                    8,145,000    8,124,637

NORTH DAKOTA 3.2%
North Dakota Housing Finance Agency Revenue
  Housing Finance Program Home Mortgage,
  5.90%, Due 1/01/29 (b)                         1,000,000      996,250
Ward County, North Dakota Health Care Facility
  Revenue - St. Joseph's Hospital Corporation
  Project:
  8.875%, Due 11/15/14                             690,000      815,063
  8.875%, Due 11/15/24                           8,210,000    9,677,537
                                                            -----------
                                                             11,488,850
OHIO 2.3%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, Zero %, Due 12/01/01          1,500,000    1,245,000
Cuyahoga County, Ohio MFHR - The Park Lane
  Apartments Project:
  7.70%, Due 7/01/02                               270,000      270,338
  7.80%, Due 7/01/07                               470,000      471,762
  7.90%, Due 7/01/12                               680,000      682,550
  8.25%, Due 7/01/28                             1,930,000    1,937,238
East Liverpool, Ohio Hospital Improvement
  Revenue - East Liverpool City Hospital
  Project, 8.00%, Due 10/01/21                   1,595,000    1,736,556
Medina County, Ohio EDR MFHR - Camelot Place,
  Ltd. Project, 8.375%, Due 10/01/23               400,000      397,500
Pike County, Ohio Hospital Facilities
  Revenue - Pike Health Services, Inc. Project,
  6.75%, Due 7/01/17                             1,660,000    1,635,100
                                                            -----------
                                                              8,376,044
PENNSYLVANIA 10.1%
Bucks County, Pennsylvania IDA CDR - Attleboro
  Associates, Ltd. Nursing Facility Project:
  8.00%, Due 12/01/05                            1,930,000    2,091,637
  8.25%, Due 6/01/11                             3,480,000    3,801,900
Delaware County, Pennsylvania Authority Health
  Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project:
  8.50%, Due 4/15/10                               530,000      557,825
  9.00%, Due 4/15/25                             5,860,000    6,160,325
Horsham, Pennsylvania IDA CDA Health Care
  Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                              440,000      436,700
  8.375%, Due 9/01/24                            6,000,000    6,315,000
Luzerne County, Pennsylvania IDA IDR, 6.25%,
  Due 3/15/08                                      900,000      899,955
Montgomery County, Pennsylvania IDA Revenue -
  Wordsworth Academy Project, 8.00%,
  Due 9/01/24                                    6,840,000    7,062,300
Philadelphia, Pennsylvania IDA CDR Refunding -
  Doubletree Guest Suites Project, 6.50%,
  Due 10/01/27                                   3,500,000    3,596,250
Pittsburgh, Pennsylvania Urban Redevelopment
  Authority Mortgage Revenue, 5.95%,
  Due 10/01/29 (b)                               1,500,000    1,505,625
Scranton-Lackawanna, Pennsylvania Health &
  Welfare Authority Hospital Revenue - Marian
  Community Hospital Project, 7.125%,
  Due 1/15/13                                    1,000,000    1,022,500
Wilkinsburg, Pennsylvania Municipal Authority
  Health Facilities Revenue - Monroeville
  Christian Project, 8.25%, Due 3/01/27          3,000,000    3,048,750
                                                            -----------
                                                             36,498,767
SOUTH CAROLINA 0.8%
Florence County, South Carolina IDR - Stone
  Container Corporation Project, 7.375%,
  Due 2/01/07                                    2,890,000    3,063,400

TENNESSEE 0.6%
Nashville and Davidson County, Tennessee
  Metropolitan Government Health and
  Educational Facilities Board Revenue
  Refunding - The Vanderbilt University
  Project, 5.60%, Due 5/01/16 (b)                2,000,000    2,002,500

TEXAS 8.9%
DeSoto, Texas IDA IDR - Wintergreen Commercial
  Partnership Project, 7.00%, Due 1/01/17        4,603,164    4,597,410
Hidalgo County, Texas Health Services
  Corporation Hospital Revenue - Mission
  Hospital, Inc. Project, 6.75%, Due 8/15/16     3,000,000    3,161,250
Houston, Texas Airport System Revenue, 6.125%,
  Due 7/15/27                                    5,000,000    5,100,000
Houston, Texas Airport System Special
  Facilities Revenue - Continental Airlines,
  Inc. Airport Improvement Projects, 6.125%,
  Due 7/15/27                                    1,450,000    1,479,000
Houston, Texas Airport System Subordinated Lien
  Revenue Forward Refunding, 5.50%,
  Due 7/01/17 (b)                                5,940,000    5,761,800
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Health Care System Project:
  8.30%, Due 10/01/14                            4,630,000    4,907,800
  8.875%, Due 6/01/21                            2,380,000    2,525,775
Tarrant County, Texas Water Control and
  Improvement District Number 1 Water Revenue
  Refunding, 4.50%, Due 3/01/11                  5,000,000    4,681,250
                                                            -----------
                                                             32,214,285
VIRGINIA 1.5%
Loudoun County, Virginia IDA IDR Refunding -
  Dulles Airport Marriot Hotel Project, 7.125%,
  Due 9/01/15                                    5,000,000    5,350,000

WASHINGTON 2.3%
Chelan County, Washington Public Utility District
  Number 1 Consolidated Revenue - Chelan Hydro
  Project:
  Series A, 6.40%, Due 7/01/17 (b)               2,000,000    2,165,000
  Series C, 6.40%, Due 7/01/17 (b)               3,000,000    3,247,500
Washington Public Power Supply System Nuclear
  Project Number 1 Revenue, 5.40%, Due 7/01/12   3,000,000    2,913,750
                                                            -----------
                                                              8,326,250
WEST VIRGINIA 1.2%
Marion County, West Virginia Solid Waste
  Disposal Facility Revenue - American Fiber
  Resources Project, 9.25%, Due 12/01/11
  (Defaulted effective 12/01/96)                 3,400,000    1,700,000
Weirton, West Virginia PCR - Weirton Steel
  Project, 8.625%, Due 11/01/14                  2,630,000    2,787,800
                                                            -----------
                                                              4,487,800

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                   PRINCIPAL     VALUE
                                                    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------
WISCONSIN 7.2%
Brookfield, Wisconsin IDR Refunding - Midway
  Motor Lodge Project, 8.40%, Due 4/01/12       $5,290,000 $  5,766,100
Southeast Wisconsin Professional Baseball Park
  District Lease COP Capital Appreciation
  Certificates:
  Zero %, Due 12/15/12                           1,000,000      440,000
  Zero %, Due 12/15/13                           1,000,000      413,750
  Zero %, Due 12/15/14                             500,000      194,375
  Zero %, Due 12/15/15                             500,000      184,375
  Zero %, Due 12/15/17                             500,000      164,375
Wisconsin Health and Educational Facilities
  Authority Revenue - Aurora Medical Group, Inc.
  Project, 9.00%, Due 11/15/25                   2,500,000    2,634,375
Wisconsin Health and Educational Facilities
  Authority Revenue - National Regency of New
  Berlin, Inc. Project:
  7.75%, Due 8/15/15                             5,000,000    5,243,750
  8.00%, Due 8/15/25                             6,500,000    6,800,625
Wisconsin Health and Educational Facilities
  Authority Revenue - Oconomowoc Memorial
  Hospital, Inc. Project, 6.20%, Due 7/01/12(b)  1,000,000    1,000,000
Wisconsin Housing and EDA Home Ownership
  Revenue, 6.20%, Due 3/01/27                    3,000,000    3,097,500
                                                           ------------
                                                             25,939,225
WYOMING 0.6%
Wyoming Community Development Authority
  Housing Revenue, 5.85%, Due 6/01/28            2,000,000    2,007,500
                                                           ------------
TOTAL MUNICIPAL BONDS (COST $338,887,523)                   350,735,777

SHORT-TERM INVESTMENTS (a) 7.0%
MUNICIPAL COMMERCIAL PAPER 1.8%
COLORADO
Denver, Colorado City and County Airport
  Revenue                                        6,500,000    6,500,000

WEEKLY VARIABLE RATE PUT BONDS 0.7%
ILLINOIS
Chicago, Illinois IDR - Federal Marine
  Terminals, Inc. Project                        2,500,000    2,500,000

DAILY VARIABLE RATE PUT BONDS 4.5%
IOWA 0.4%
Iowa Finance Authority Solid Waste Disposal
  Revenue - Cedar River Paper Company Project    1,500,000    1,500,000

SOUTH CAROLINA 1.0%
Berkeley County, South Carolina Exempt
  Facilities Industrial Revenue - Amoco
  Chemical Company Project                       1,400,000    1,400,000
Florence County, South Carolina Solid Waste
  Disposal and Wastewater Treatment Facilities
  Revenue - Roche Carolina, Inc. Project         2,000,000    2,000,000
                                                           ------------
                                                              3,400,000
TEXAS 1.3%
Brazos River Authority Texas PCR Refunding -
  Texas Utilities Electric Company Project       1,000,000    1,000,000
Brazos River Texas Harbor Navigation District
  Harbor Revenue - Dow Chemical
  Company Project                                1,500,000    1,500,000
Harris County, Texas Health Facilities
  Development Corporation Revenue - St. Luke's
  Episcopal Hospital                             2,200,000    2,200,000
                                                           ------------
                                                              4,700,000
VIRGINIA 0.8%
Peninsula Ports Authority Revenue - Zelgler
  Coal Project                                   3,000,000    3,000,000

WYOMING 1.0%
Lincoln County, Wyoming PCR - Exxon Capital
  Ventures Project                               3,600,000    3,600,000
                                                           ------------
Total Daily Variable Rate Put Bonds                          16,200,000
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (COST $25,200,000)                                         25,200,000
                                                           ------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $364,087,523) 104.0%                                375,935,777
Other Assets and Liabilities, Net (4.0%)                    (14,453,630)
                                                           ------------
NET ASSETS 100.0%                                          $361,482,147
                                                           ============



LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  All or a portion of security is when-issued.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.

Percentages are stated as a percent of net assets.


ABBREVIATIONS
-------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN    -- Bond Anticipation Notes
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance  Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building  Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development  Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development  Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes


                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
August 31, 1997

                                                                             (In Thousands, Except Per Share Amounts)

                                                                   STRONG SHORT-TERM     STRONG MUNICIPAL      STRONG HIGH-YIELD
                                                                  MUNICIPAL BOND FUND        BOND FUND        MUNICIPAL BOND FUND
                                                                  -------------------    ----------------     -------------------
ASSETS:
   Investments in Securities, at Value (Cost of $163,437,
     $223,955 and $364,088, respectively)                               $167,140               $234,986             $375,936
   Receivable from Brokers for Securities Sold                                --                  9,609                1,033
   Receivable for Fund Shares Sold                                           543                    463                1,215
   Interest Receivable                                                     2,709                  3,306                6,614
   Other Assets                                                              134                    240                  502
                                                                        --------               --------             --------
   Total Assets                                                          170,526                248,604              385,300

LIABILITIES:
   Payable to Brokers for Securities Purchased                             4,821                 15,392               21,946
   Payable for Fund Shares Redeemed                                           62                     --                   --
   Dividends Payable                                                         668                  1,044                1,809
   Accrued Operating Expenses and Other Liabilities                           23                     47                   63
                                                                        --------               --------             --------
   Total Liabilities                                                       5,574                 16,483               23,818
                                                                        --------               --------             --------
NET ASSETS                                                              $164,952               $232,121             $361,482
                                                                        ========               ========             ========

NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                        $173,648               $252,797             $350,325
   Accumulated Net Realized Loss                                         (12,282)               (31,707)                (691)
   Net Unrealized Appreciation                                             3,586                 11,031               11,848
                                                                        --------               --------             --------
   Net Assets                                                           $164,952               $232,121             $361,482
                                                                        ========               ========             ========

Capital Shares Outstanding (Unlimited Number Authorized)                  16,796                 24,395               35,809

NET ASSET VALUE PER SHARE                                                  $9.82                  $9.52               $10.09
                                                                           =====                  =====               ======



                                                     See notes to financial statements.

16

STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended August 31, 1997                                                        (In Thousands)
                                                                   STRONG SHORT-TERM     STRONG MUNICIPAL      STRONG HIGH-YIELD
                                                                  MUNICIPAL BOND FUND        BOND FUND        MUNICIPAL BOND FUND
                                                                  -------------------    ----------------     -------------------
INTEREST INCOME                                                         $8,301                $14,494               $19,346

EXPENSES:
   Investment Advisory Fees                                                733                  1,386                 1,668
   Custodian Fees                                                            9                     10                    13
   Shareholder Servicing Costs                                             160                    337                   193
   Other                                                                    73                    136                   214
                                                                        ------                -------               -------
   Total Expenses                                                          975                  1,869                 2,088
                                                                        ------                -------               -------
NET INVESTMENT INCOME                                                    7,326                 12,625                17,258

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                           166                   (843)                6,501
     Futures Contracts                                                    (906)                (1,532)                 (889)
                                                                        ------                -------               -------
     Net Realized Gain (Loss)                                             (740)                (2,375)                5,612
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                         2,777                 14,716                12,599
     Futures Contracts                                                     188                    788                   320
                                                                        ------                -------               -------
     Net Change in Unrealized Appreciation/Depreciation                  2,965                 15,504                12,919
                                                                        ------                -------               -------
NET GAIN                                                                 2,225                 13,129                18,531
                                                                        ------                -------               -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $9,551                $25,754               $35,789
                                                                        ======                =======               =======




                                                          See notes to financial statements.
                                                                                                                                  17

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                                                                            (In Thousands)

                                                                                          STRONG SHORT-TERM
                                                                                         MUNICIPAL BOND FUND
                                                                         ------------------------------------------------
                                                                          YEAR ENDED        PERIOD ENDED     YEAR ENDED
                                                                         AUG. 31, 1997      AUG. 31, 1996   DEC. 31, 1995
                                                                         -------------      -------------   -------------
                                                                                               (NOTE 1)
OPERATIONS:
   Net Investment Income                                                   $  7,326           $  4,582        $  7,035
   Net Realized Gain (Loss)                                                    (740)               482          (5,512)
   Change in Unrealized Appreciation/Depreciation                             2,965             (1,972)          6,209
                                                                           --------           --------        --------
   Increase in Net Assets Resulting from Operations                           9,551              3,092           7,732

DISTRIBUTIONS FROM NET INVESTMENT INCOME                                     (7,326)            (4,582)         (7,035)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                 96,449             49,857          56,792
   Proceeds from Reinvestment of Dividends                                    5,990              3,759           6,037
   Payment for Shares Redeemed                                              (76,061)           (48,515)        (92,031)
                                                                           --------           --------        --------
   Increase (Decrease) in Net Assets from Capital Share Transactions         26,378              5,101         (29,202)
                                                                           --------           --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      28,603              3,611         (28,505)

NET ASSETS:
   Beginning of Period                                                      136,349            132,738         161,243
                                                                           --------           --------        --------
   End of Period                                                           $164,952           $136,349        $132,738
                                                                           ========           ========        ========

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                       9,881              5,134           5,815
   Issued in Reinvestment of Dividends                                          615                387             618
   Redeemed                                                                  (7,801)            (5,001)         (9,429)
                                                                              -----              -----           -----
   Net Increase (Decrease) in Shares of the Fund                              2,695                520          (2,996)
                                                                              =====              =====           =====



                                                                                          STRONG MUNICIPAL
                                                                                             BOND FUND
                                                                         ------------------------------------------------
                                                                          YEAR ENDED        PERIOD ENDED     YEAR ENDED
                                                                         AUG. 31, 1997      AUG. 31, 1996   DEC. 31, 1995
                                                                         -------------      -------------   -------------
                                                                                              (NOTE 1)
OPERATIONS:
   Net Investment Income                                                   $ 12,625           $  8,262        $ 15,259
   Net Realized Gain (Loss)                                                  (2,375)            (4,192)          8,215
   Change in Unrealized Appreciation/Depreciation                            15,504             (9,406)          6,852
                                                                           --------           --------        --------
   Increase (Decrease) in Net Assets Resulting from Operations               25,754             (5,336)         30,326

DISTRIBUTIONS:
   From Net Investment Income                                               (12,625)            (8,262)        (15,259)
   In Excess of Net Investment Income                                            --                 --          (5,717)
                                                                           --------           --------        --------
   Total Distributions                                                      (12,625)            (8,262)        (20,976)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                 47,584             44,271          93,037
   Proceeds from Reinvestment of Dividends                                    9,701              6,550          16,879
   Payment for Shares Redeemed                                              (85,630)           (65,700)       (152,350)
   Net Proceeds from Acquisition (Note 6)                                        --             29,090              --
                                                                           --------           --------        --------
   Increase (Decrease) in Net Assets from Capital Share Transactions        (28,345)            14,211         (42,434)
                                                                           --------           --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (15,216)               613         (33,084)

NET ASSETS:
   Beginning of Period                                                      247,337            246,724         279,808
                                                                           --------           --------        --------
   End of Period                                                           $232,121           $247,337        $246,724
                                                                           ========           ========        ========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                       5,134              4,802           9,798
   Issued in Reinvestment of Dividends                                        1,052                712           1,777
   Redeemed                                                                  (9,293)            (7,153)        (15,997)
   Issued for Acquisition (Note 6)                                               --              3,236              --
                                                                              -----              -----           -----
   Net Increase (Decrease) in Shares of the Fund                             (3,107)             1,597          (4,422)
                                                                              =====              =====           =====


                                                        See notes to financial statements.

18

STATEMENTS OF CHANGES IN NET ASSETS (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                                                          (In Thousands)

                                                                                          STRONG HIGH-YIELD
                                                                                         MUNICIPAL BOND FUND
                                                                         ------------------------------------------------
                                                                          YEAR ENDED        PERIOD ENDED     YEAR ENDED
                                                                         AUG. 31, 1997      AUG. 31, 1996   DEC. 31, 1995
                                                                         -------------      -------------   -------------
                                                                                              (NOTE 1)
OPERATIONS:
   Net Investment Income                                                   $ 17,258           $ 11,285        $ 13,500
   Net Realized Gain (Loss)                                                   5,612             (3,285)         (1,057)
   Change in Unrealized Appreciation/Depreciation                            12,919             (9,015)         12,809
                                                                           --------           --------        --------
   Increase (Decrease) in Net Assets Resulting from Operations               35,789             (1,015)         25,252

DISTRIBUTIONS FROM NET INVESTMENT INCOME                                    (17,258)           (11,285)        (13,500)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                262,534            149,876         253,347
   Proceeds from Reinvestment of Dividends                                   12,353              8,362           9,387
   Payment for Shares Redeemed                                             (169,577)          (175,252)       (115,086)
                                                                           --------           --------        --------
   Increase (Decrease) in Net Assets from Capital Share Transactions        105,310            (17,014)        147,648
                                                                           --------           --------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     123,841            (29,314)        159,400

NET ASSETS:
   Beginning of Period                                                      237,641            266,955         107,555
                                                                           --------           --------        --------
   End of Period                                                           $361,482           $237,641        $266,955
                                                                           ========           ========        ========

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                      26,701             15,577          26,320
   Issued in Reinvestment of Dividends                                        1,264                872             975
   Redeemed                                                                 (17,300)           (18,245)        (11,927)
                                                                             ------             ------          ------
   Net Increase (Decrease) in Shares of the Fund                             10,665             (1,796)         15,368
                                                                             ======             ======          ======


                                            See notes to financial statements.


                                                                                                                           19

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1997

1.   ORGANIZATION
     The Strong Municipal Income Funds consist of Strong Short-Term Municipal Bond Fund, Inc. (Inception date: December 31, 1991), Strong Municipal Bond Fund, Inc. (Inception date: October 23, 1986), and Strong High-Yield Municipal Bond Fund, Inc. (Inception date: October 1, 1993). The Funds are separately incorporated, diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Board of Directors of the Funds approved changing the Funds' fiscal year-ends from December 31 to August 31 in 1996.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds for which market quotations are readily available are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available, when held by the Funds, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale (none were owned at August 31, 1997). These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Additional Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (G) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (H) Other -- Investment security transactions are recorded as of the trade date. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

--------------------------------------------------------------------------------
3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Short-Term Municipal Bond Fund .50%, Strong Municipal Bond Fund and Strong High-Yield Municipal Bond Fund .60%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding related party transactions for the year ended August 31, 1997, is as follows:

                                                          PAYABLE TO              OTHER SHAREHOLDER         UNAFFILIATED
                                                          ADVISOR AT             SERVICING EXPENSES          DIRECTORS'
                                                        AUGUST 31, 1997            PAID TO ADVISOR              FEES
                                                        ---------------          ------------------         ------------
             Strong Short-Term Municipal Bond Fund         $ 2,209                    $1,897                   $3,017
             Strong Municipal Bond Fund                     10,331                     5,018                    4,253
             Strong High-Yield Municipal Bond Fund          17,590                     2,892                    4,751

4.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended August 31, 1997, were as follows:
                                                PURCHASES            SALES
                                               ------------      ------------
     Strong Short-Term Municipal Bond Fund     $ 51,180,555      $ 36,986,758
     Strong Municipal Bond Fund                 197,754,352       210,221,535
     Strong High-Yield Municipal Bond Fund      370,721,997       267,753,498

5.   INCOME TAX INFORMATION
     At August 31, 1997, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2005) for federal income tax purposes were as follows:

                                           FEDERAL TAX      UNREALIZED       UNREALIZED             NET         NET CAPITAL LOSS
                                              COST         APPRECIATION     DEPRECIATION       APPRECIATION        CARRYOVERS
                                         -------------   --------------    -------------      -------------     ----------------

     Strong Short-Term Municipal
       Bond Fund                         $163,438,021     $ 3,711,574       ($    9,762)       $ 3,701,812       $12,397,948
     Strong Municipal Bond Fund           224,064,785      11,103,212          (181,699)        10,921,513        31,581,529
     Strong High-Yield Municipal
       Bond Fund                          364,120,903      16,294,842        (4,479,968)        11,814,874           657,110

6.   ACQUISITION INFORMATION
     Effective August 30, 1996, Strong Municipal Bond Fund, Inc. acquired, through a non-taxable exchange, substantially all of the net assets of Strong Insured Municipal Bond Fund, Inc., which amounted to $29,090,061, and issued 3,235,825 shares. The net assets of Strong Insured Municipal
     Bond Fund, Inc. included net unrealized depreciation on investments of $150,881 and capital loss carryovers of $3,641,504. The Statement of Operations for the period ended August 31, 1996 does not include the pre-acquisition activity of Strong Insured Municipal Bond Fund, Inc.

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

STRONG SHORT-TERM MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------
                                            SELECTED PER-SHARE DATA(a)
              --------------------------------------------------------------------------------------------
                           INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                           --------------------------------- ----------------------------------
                                     Net Realized
               Net Asset            and Unrealized  Total                                        Net Asset
                 Value,       Net       Gains        from      From Net  From Net                  Value,
               Beginning  Investment (Losses) on   Investment Investment Realized     Total       End of
               of Period    Income   Investments   Operations  Income(b)  Gains   Distributions   Period

Aug. 31, 1997   $19.67      $0.49       $0.15        $0.64      ($0.49)      __     ($0.49)       $ 9.82
Aug. 31, 1996(c)  9.77       0.33       (0.10)        0.23       (0.33)      __      (0.33)         9.67
Dec. 31, 1995     9.73       0.47        0.04         0.51       (0.47)      __      (0.47)         9.77
Dec. 31, 1994    10.36       0.45       (0.62)       (0.17)      (0.45)  ($0.01)     (0.46)         9.73
Dec. 31, 1993    10.20       0.44        0.23         0.67       (0.44)   (0.07)     (0.51)        10.36
Dec. 31, 1992    10.00       0.48        0.22         0.70       (0.48)   (0.02)     (0.50)        10.20

STRONG SHORT-TERM MUNICIPAL BOND FUND (cont'd)
-----------------------------------------------------------------------------------------------------------
                                                   RATIOS AND SUPPLEMENTAL DATA
                     ------------------------------------------------------------------------------

                                     Net                 Ratio of Expenses Ratio of Net
                                    Assets,    Ratio of   to Average Net    Investment
                                    End of     Expenses    Assets Without     Income      Portfolio
                       Total      Period (In  to Average   Waivers and      to Average   Turnover
                      Return       Millions)  Net Assets   Absorptions      Net Assets     Rate

Aug. 31, 1997          +6.7%         $165         0.7%         0.7%            5.0%        26.2%
Aug. 31, 1996          +2.4%          136         0.7%*        0.7%*           5.1%*       38.0%
Dec. 31, 1995          +5.4%          133         0.8%         0.8%            4.8%       226.8%
Dec. 31, 1994          -1.6%          161         0.7%         0.7%            4.5%       273.2%
Dec. 31, 1993          +6.8%          216         0.6%         0.7%            4.2%       141.5%
Dec. 31, 1992          +7.2%          111         0.2%         0.8%            4.9%       139.9%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular Federal income tax purposes.
(c) For the period ended August 31, 1996.  Total return and portfolio turnover rate are not annualized.

STRONG MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------
                                            SELECTED PER-SHARE DATA(a)
                -------------------------------------------------------------------------------------------------------
                            INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                           ----------------------------------- ---------------------------------------------
                                       Net Realized
                 Net Asset            and Unrealized  Total                In Excess                          Net Asset
                   Value,       Net       Gains        from      From Net    of Net   From Net                  Value,
                 Beginning  Investment (Losses) on   Investment Investment Investment Realized     Total       End of
                 of Period    Income   Investments   Operations  Income(b)  Income     Gains   Distributions   Period

Aug. 31, 1997     $18.99      $0.50       $0.53        $1.03    ($0.50)        __        __         ($0.50)    $19.52
Aug. 31, 1996(c)    9.52       0.33       (0.53)       (0.20)    (0.33)        __        __          (0.33)      8.99
Dec. 31, 1995       9.23       0.52        0.51         1.03     (0.54)    ($0.20)       __          (0.74)      9.52
Dec. 31, 1994      10.25       0.56       (1.02)       (0.46)    (0.56)        __        __          (0.56)      9.23
Dec. 31, 1993      10.00       0.58        0.57         1.15     (0.58)        __    ($0.32)         (0.90)     10.25
Dec. 31, 1992       9.76       0.65        0.50         1.15     (0.65)        __     (0.26)         (0.91)     10.00


STRONG MUNICIPAL BOND FUND (cont'd)
-----------------------------------------------------------------------------------------------------------
                                                   RATIOS AND SUPPLEMENTAL DATA
                     ------------------------------------------------------------------------------

                                     Net                 Ratio of Expenses  Ratio of Net
                                    Assets,    Ratio of    to Average Net    Investment
                                    End of     Expenses    Assets Without     Income      Portfolio
                       Total      Period (In  to Average   Waivers and       to Average    Turnover
                      Return       Millions)  Net Assets   Absorptions       Net Assets     Rate


Aug. 31, 1997         +11.8%        $232         0.8%        0.8%             5.4%          85.0%
Aug. 31, 1996(c)       -2.1%         247         0.8%*       0.8%*            5.4%*        172.9%
Dec. 31, 1995         +11.4%         247         0.8%        0.8%             5.4%         513.8%
Dec. 31, 1994          -4.6%         280         0.8%        0.8%             5.8%         311.0%
Dec. 31, 1993         +11.8%         399         0.7%        0.8%             5.6%         156.7%
Dec. 31, 1992         +12.2%         290         0.1%        0.9%             6.4%         324.0%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular Federal income tax purposes.
(c) For the period ended August 31, 1996.  Total return and portfolio turnover rate are not annualized.

STRONG HIGH-YIELD MUNICIPAL BOND FUND
-------------------------------------------------------------------------------------------------
                                            SELECTED PER-SHARE DATA(a)
              -----------------------------------------------------------------------------------
                          INCOME FROM INVESTMENT OPERATIONS      LESS DISTRIBUTIONS
                         ----------------------------------- -------------------------
                                     Net Realized
               Net Asset            and Unrealized  Total                               Net Asset
                 Value,       Net       Gains        from      From Net                  Value,
               Beginning  Investment (Losses) on   Investment Investment     Total       End of
               of Period    Income   Investments   Operations  Income(b) Distributions   Period


Aug. 31, 1997   $19.45      $0.61       $0.64        $1.25      ($0.61)      ($0.61)    $10.09
Aug. 31, 1996(c)  9.91       0.44       (0.46)       (0.02)      (0.44)       (0.44)      9.45
Dec. 31, 1995     9.29       0.69        0.62         1.31       (0.69)       (0.69)      9.91
Dec. 31, 1994    10.10       0.71       (0.81)       (0.10)      (0.71)       (0.71)      9.29
Dec. 31, 1993    10.00       0.16        0.10         0.26       (0.16)       (0.16)     10.10

STRONG HIGH-YIELD MUNICIPAL BOND FUND (cont'd)
-----------------------------------------------------------------------------------------------------------
                                                   RATIOS AND SUPPLEMENTAL DATA
                     ------------------------------------------------------------------------------

                                     Net                 Ratio of Expenses Ratio of Net
                                    Assets,    Ratio of   to Average Net    Investment
                                    End of     Expenses    Assets Without     Income      Portfolio
                       Total      Period (In  to Average   Waivers and      to Average    Turnover
                      Return       Millions)  Net Assets   Absorptions      Net Assets      Rate

Aug. 31, 1997         +13.6%        $361         0.7%          0.7%             6.2%        92.1%
Aug. 31, 1996(c)       -0.1%         238         0.7%*         0.7%*            6.9%*      106.8%
Dec. 31, 1995         +14.6%         267         0.4%          0.8%             7.1%       113.8%
Dec. 31, 1994          -1.0%         108         0.0%          0.8%             7.5%       198.1%
Dec. 31, 1993          +2.7%          21         0.0%*         1.1%*            6.8%*       28.0%



  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular Federal income tax purposes.
(c) For the period ended August 31, 1996.  Total return and portfolio turnover rate are not annualized.
(d) Inception date is October 1, 1993.  Total return and portfolio turnover rate are not annualized.


22

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Municipal Income Funds

We have audited the accompanying statements of assets and liabilities of Strong Short-Term Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc. and Strong High-Yield Municipal Bond Fund, Inc. (collectively referred to herein as the "Strong Municipal Income Funds"), including the schedules of investments in securities, as of August 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended August 31, 1997, the period from January 1, 1996 to August 31, 1996 and the year ended December 31, 1995, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Municipal Income Funds as of August 31, 1997, the results of their operations for the year then ended, the changes in their net assets for the year ended August 31, 1997, the period from January 1, 1996 to August 31, 1996 and the year ended December 31, 1995, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
October 6, 1997

NOTES
--------------------------------------------------------------------------------

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                       Lawrence A. Totsky, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



                    [PICTURE OF STRONG WEB SITE ON COMPUTER]
                                 Strong On-line
                              www.strong-funds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 6027H97               97AMUN